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                                                                   EXHIBIT 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated July 12, 2001 relating to the financial statements of Inverpower Controls Ltd., included in SatCon Technology Corporation's Amendment No. 1 to Current Report on Form 8-K/A dated July 13, 2001 and to all references to our Firm included in this registration statement.

                                         /s/ Arthur Andersen LLP

Mississauga, Ontario
August 9, 2001